The following unaudited pro forma combined balance sheet presents the Company’s historical financial position, combined with working interests acquired in October 2013 (the “Acquired Interests”) and the Interests to be Acquired, as if both acquisitions had occurred on September 30, 2013. The following unaudited pro forma combined statements of operations present the Company’s historical results of operations, combined with the Acquired Interests and the Interests to be Acquired, as if the acquisitions had occurred on January 1, 2012. The pro forma combined balance sheet and pro forma combined statements of operations include adjustments which give effect to events that are directly attributable to the acquisition transactions, such as related financing transactions. The pro forma combined balance sheet and pro forma combined statements of operations should be read in conjunction with the Company’s audited financial statements as of and for the year ended December 31, 2012, as reported on its Annual Report on Form 10-K, and the Company’s unaudited financial statements as of and for the nine-month period ended September 30, 2013, as reported on its Quarterly Report on Form 10-Q.

American Eagle Energy Corporation

Pro Forma Combined Balance Sheet (Unaudited)

As of September 30, 2013

		Pro Form Adjustments
			Interests		Combined
	Historical	Acquired	to be		Pro Forma
	Amounts	Interests	Acquired		Amounts

Cash and cash equivalents	$19,038,092	$18,523,417	$-	(a)(b)	$37,561,509
Receivables	29,992,585	3,646,951	-		33,639,536
Income taxes receivable	223,167	-	-		223,167
Prepaid expenses	135,019	-	-		135,019
Derivative asset	118,013	-	-		118,013
Total current assets	49,506,876	22,170,368	-		71,677,244

Office equipment, net	146,617	-	-		146,617
Oil and gas properties, subject to amortization, net	99,798,033	41,423,371	43,654,022	(c)	184,875,426
Oil and gas properties, not subject to amortization	2,908,972	-	-		2,908,972
Marketable securities	1,030,897	-	-		1,030,897
Other noncurrent assets	5,017,689	2,800,000	-		7,817,689
Total assets	$158,409,084	$66,393,739	$43,654,022		$268,456,845

Accounts payable and accrued liabilities	$49,206,615	$1,400,000	$-	(a)	$50,606,615
Current portion of long-term debt	780,000	420,000	-	(a)	1,200,000
Total current liabilities	49,986,615	1,820,000	-		51,806,615

Noncurrent portion of long-term debt	67,220,000	39,580,000	-	(a)	106,800,000
Asset retirement obligations	886,020	-	-		886,020
Derivative liability	893,052	-	-		893,052
Deferred tax liability	5,238,543	-	-		5,238,543
Total liabilities	124,224,230	41,400,000	-		165,624,230

Common stock	55,068	15,766	-	(b)	70,834
Additional paid in capital	41,790,670	24,977,973	43,654,022	(b)(d)	110,422,665
Accumulated deficit	(7,652,506)	-	-		(7,652,506)
Accumulated other comprehensive loss	(8,378)	-	-		(8,378)
Total stockholders’ equity	34,184,854	24,993,739	43,654,022		102,832,615
Total liabilities and stockholders’ equity	$158,409,084	$66,393,739	$43,654,022		$268,456,845

American Eagle Energy Corporation

Pro Forma Combined Balance Sheet (Unaudited)

As of September 30, 2013

Summary of pro forma adjustments:

(a)	Includes funds borrowed on the Company’s existing Credit Facility totaling $40,000,000 and related deferred financing costs of $2,800,000, of which $1,400,000 is payable as of September 30, 2013.
(b)	Includes proceeds received from the sale of 15,765,794 shares of the Company’s common stock, totaling $24,993,739.
(c)	Includes the net purchase price of the Acquired Interests and the Interests to be Acquired.
(d)	Includes estimated proceeds from the future sale of shares of the Company’s common stock needed to finance the purchase of the Interests to be Acquired.

American Eagle Energy Corporation

Pro Forma Combined Statement of Operations (Unaudited)

For the Nine-Month Period Ended September 30, 2013

			Interests			Combined
	Historical	Acquired	to be	Pro Forma		Pro Forma
	Amounts	Interests	Acquired	Adjustments		Amounts

Oil and gas sales	$29,637,600	$14,684,418	$8,810,651	$-		$53,132,669

Oil and gas operating expenses	7,657,009	3,265,788	1,973,490	-		12,896,287
General and administrative expenses	4,379,911	-	-	-		4,379,911
Depreciation, depletion and amortization	5,915,340	-	-	8,365,495	(e)	14,280,835
Impairment of oil and gas properties	1,525,027	-	-	-		1,525,027
Total operating expenses	19,477,287	3,265,788	1,973,490	8,365,495		33,082,060

Total operating income	10,160,313	11,418,630	6,837,161	(8,365,495)		20,050,609

Interest income	6,328	-	-	-		6,328
Dividend income	50,919	-	-	-		50,919
Interest expense	(2,149,002)	-	-	(3,570,000	)(f)	(5,719,002)
Loss on early extinguishment of debt	(3,713,972)	-	-	-		(3,713,972)
Realized gain on derivatives	115,708	-	-	-		115,708
Unrealized loss on derivatives	(775,040)	-	-	-		(775,040)

Income before taxes	3,695,254	11,418,630	6,837,161	(11,935,495)		10,015,550
Income tax expense	(1,638,660)	-	-	(2,285,002	)(g)	(3,923,662)

Net income (loss)	$2,056,594	$11,418,630	$6,837,161	$(14,220,497)		$6,091,888

Summary of pro forma adjustments:

(e)	Represents estimated additional depletion expense for the period based on historical depletion rates.
(f)	Represents interest expense related to the additional borrowings under the Company’s Credit Facility totaling $3,150,000 and amortization of deferred financing costs totaling $420,000.
(g)	Represents additional income tax expense attributable to the pro forma income from the Acquired Interests, the Interests to be Acquired and the Pro Forma Adjustments for depletion and interest expense.

American Eagle Energy Corporation

Pro Forma Combined Statement of Operations (Unaudited)

For the Year Ended December 31, 2012

			Interests			Combined
	Historical	Acquired	to be	Pro Forma		Pro Forma
	Amounts	Interests	Acquired	Adjustments		Amounts

Oil and gas sales	$10,713,946	$5,274,485	$3,164,691	$-		$19,153,122

Oil and gas operating expenses	3,200,171	1,425,597	855,358	-		5,481,126
General and administrative expenses	4,503,759	-	-	-		4,503,759
Depreciation, depletion and amortization	2,860,187	-	-	3,392,213	(h)	6,252,400
Impairment of oil and gas properties	10,631,345	-	-	-		10,631,345
Total operating expenses	21,195,462	1,425,597	855,358	3,392,213		26,868,630

Total operating income	(10,481,516)	3,848,888	2,309,333	(3,392,213)		(7,715,508)

Interest income	8,335	-	-	-		8,335
Dividend income	63,654	-	-	-		63,654
Interest expense	(706)	-	-	(4,760,000	)(i)	(4,760,706)
Loss on early extinguishment of debt	-	-	-	-		-
Realized gain on derivatives	-	-	-	-		-
Unrealized loss on derivatives	(122,651)	-	-	-		(122,651)

Income before taxes	(10,532,884)	3,848,888	2,309,333	(8,152,213)		(12,526,876)
Income tax benefit	1,240,010	-	-	723,819	(j)	1,963,829

Net income (loss)	$(9,292,874)	$3,848,888	$2,309,333	$(7,428,394)		$(10,563,047)

Summary of pro forma adjustments:

(h)	Represents estimated additional depletion expense for the period based on historical depletion rates.
(i)	Represents interest expense related to the additional borrowings under the Company’s Credit Facility totaling $4,200,000 and amortization of deferred financing costs totaling $560,000.
(j)	Represents additional income tax benefit attributable to the pro forma loss from the Acquired Interests, the Interests to be Acquired and the Pro Forma Adjustments for depletion and interest expense.